UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a–101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a–6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a–12

MGT Capital Investments, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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MGT Capital Investments, Inc.
512 S. Mangum Street, Suite 408
Durham, NC 27701

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To be held on February 27, 2019

To our Stockholders:

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders (the “Special Meeting”) of MGT Capital Investments, Inc. (the “Company”), a Delaware corporation, will be held beginning at 10 a.m. EST on February 27, 2019, at the Company’s offices located at 512 S. Mangum Street, Suite 408, Durham, NC 27701 for the following purposes:

1.	To amend the Company’s Restated Certificate of Incorporation to increase the Company’s authorized common stock (“Common Stock”) from 125,000,000 shares to 2,500,000,000; and

2.	To authorize the chairman of the Special Meeting to adjourn the meeting to a later date or dates to allow further solicitation in the event there are insufficient votes to approve Proposal 1.

3.	To transact any other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice. Our Board of Directors has fixed the close of business on January 24, 2019, as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting. Only stockholders of record of the Common Stock at the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

Your vote is important regardless of the number of shares you own. Only record or beneficial owners of the Common Stock as of the Record Date may attend the Special Meeting in person. Stockholders are urged to review the materials attached to this Notice of Special Meeting of Stockholders carefully and to use this opportunity to take part in the Company’s affairs. When you arrive at the Special Meeting, you must present photo identification, such as a driver’s license. Beneficial owners also must provide evidence of stock holdings as of the Record Date, such as a recent brokerage account or bank statement.

By Order of the Board of Directors,

/s/ H. Robert Holmes
H. Robert Holmes Interim President and Chief Executive Officer, Chairman of the Board & Independent Director
February 4, 2019

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MGT Capital Investments, Inc.
512 S. Mangum Street, Suite 408
Durham, NC 27701

PROXY STATEMENT FOR THE
SPECIAL MEETING OF STOCKHOLDERS

To be held on February 27, 2019

This Proxy Statement relates to a special meeting of stockholders (the “Special Meeting”) of MGT Capital Investments, Inc. (“MGT” or the “Company”). The Special Meeting will be held on February 27, 2019 (Wednesday), at 10:00 a.m. EST, at the Company’s offices located at 512 S. Mangum Street, Suite 408, Durham, NC 27701 or at such other time and place to which the Special Meeting may be adjourned or postponed. The enclosed proxy is solicited by our Board of Directors (the “Board”). This Proxy Statement is first being mailed to stockholders entitled to notice of and to vote at the Special Meeting on or about February 4, 2019.

About The Special Meeting

What is the purpose of the Special Meeting?

At the Special Meeting, stockholders will be asked to vote upon the matters described in this Proxy Statement, including: to approve a proposal to amend the Company’s Restated Certificate of Incorporation to increase the Company’s authorized Common Stock from 125,000,000 shares to 2,500,000,000 (the “Authorized Capital Increase” or “Proposal 1” or the “Proposal”); and to approve a proposal to allow the chairman of the Special Meeting to adjourn the meeting to allow further solicitation on Proposal 1 (“Proposal 2” and, together with Proposal 1, the “Proposals”).

Why is the Company seeking stockholder approval in connection with the Authorized Capital Increase?

We are a Delaware corporation. Pursuant to Delaware General Corporation Law, Section 242, a corporation needs a majority of the outstanding stock of each class entitled to vote thereon to vote in favor of any proposal that would amend the company’s certificate of incorporation to increase its authorized capital stock or combine the outstanding shares of any class or series of a class of shares into a lesser number of outstanding shares. Therefore, we need a majority of the outstanding Common Stock to vote in favor of Proposal 1.

What happens if stockholders approve Proposal 1?

If the stockholders vote to approve Proposal 1, the Company will be authorized to issue up to 2,500,000,000 shares of Common Stock and will file with the Delaware Secretary of State a certificate of amendment to the Company’s Restated Certificate of Incorporation reflecting the increase in the Company’s authorized stock.

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What happens if stockholders do not approve Proposal 1?

If the stockholders fail to approve Proposal 1, the Company will remain authorized to issue only up to 125,000,000 shares of Common Stock. As a consequence, if all outstanding stock options and warrants were exercised, the Company would have insufficient authorized but unissued shares of Common Stock to accommodate all exercises, and to issue shares for which it may be otherwise contractually obligated, and could be in breach of its contractual obligations under the relevant instruments. Such breaches may also require the Company to record on its balance sheet a liability that would decrease stockholders’ equity. In addition, without sufficient shares of Common Stock available for equity financings, the Company may be unable to raise capital at reasonable terms, if at all. Such failure to raise capital may render the Company insolvent and unable to pay its obligations as they come due.

What happens if stockholders approve Proposal 2?

If stockholders approve Proposal 2, the person designated to serve as chairman of the Special Meeting will have the authority to adjourn the meeting to a later date or dates. The purpose of the adjournment would be to allow the Company’s management additional time to solicit votes to approve Proposal 1, if the an insufficient number of shares has been voted in favor of such proposal for their approval at the Special Meeting.

What happens if stockholders do not approve Proposal 2?

If stockholders do not approve Proposal 2, the chairman of the Special Meeting will not have the authority to adjourn the Special Meeting to allow the Company’s management additional time to solicit votes to approve Proposal 1. The chairman would retain the authority to adjourn the meeting for another reason that is not reasonably foreseeable a reasonable time prior to the meeting pursuant to general proxy authority or as otherwise permitted by law.

Who is entitled to attend and vote at the Special Meeting?

Only stockholders of record of Common Stock at the close of business on the Record Date, January 24, 2019, or their duly appointed proxies, are entitled to receive notice of, and to vote the shares that they held on the Record Date at, the Special Meeting or any postponement or adjournment thereof. At the close of business on January 24, 2019, there were 118,112,807 shares of Common Stock issued and outstanding that are entitled to vote at the Special Meeting. Each such share is entitled to one vote in connection with all proposals to be considered at the Special Meeting.

How do I vote?

You may vote on matters to come before the meeting in two ways: (i) you can attend the Special Meeting and cast your vote in person; or (ii) you can vote by completing, signing and dating the enclosed proxy card and returning it to the Company by mail or facsimile. If you sign and return the proxy card, you will have authorized the individuals named on the proxy card, referred to as the proxy holders, to vote your shares according to your instructions or, if you provide no instructions, according to the recommendations of the Board. With respect to any other matter that properly comes before the Special Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion. If your shares are held in the name of a brokerage firm, bank, or other nominee in “street name,” you will receive a voting instruction form from your broker or the broker’s agent asking you how your shares should be voted.

What if I vote and then change my mind?

If you are a holder of record of Common Stock, you may revoke your proxy at any time before it is exercised by either (i) sending the Company’s Secretary a notice of revocation; (ii) sending in another duly executed proxy bearing a later date; or (iii) attending the meeting and casting your vote in person. Your last vote will be the vote that is counted. If you hold your Common Stock in “street name,” you must follow the instructions of your brokerage firm, bank or other nominee if you wish to change your vote.

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Where can I get more information about the Special Meeting?

The Special Meeting will be held on February 27, 2019, at 10:00 a.m. EST, at the Company’s offices located at 512 S. Mangum Street, Suite 408, Durham, NC 27701 or at such other time and place to which the Special Meeting may be adjourned or postponed. For additional details about the Special Meeting, including directions to the site of the Special Meeting and information about how you may vote in person if you so desire, please contact Investor Relations by telephone at (919) 973–0954. If you plan to attend the Special Meeting, we would appreciate if you notify Investor Relations by calling this number.

What is the Board’s recommendation?

The Board recommends a vote FOR each of the proposals described in this Proxy Statement.

What constitutes a quorum for purposes of the Special Meeting?

The presence at the Special Meeting, in person or by proxy, of the holders of 50.1% of the issued and outstanding shares of Common Stock on the Record Date will constitute a quorum, permitting the Company to conduct business at the Special Meeting. Proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the Special Meeting for purposes of determining whether a quorum is present.

What vote is required to approve each item?

Pursuant to applicable Delaware law, approval of Proposal 1 requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. A properly executed proxy marked “ABSTAIN” with respect to a proposal will not be voted or treated as a vote cast in respect of such Proposal, although it will be counted for purposes of determining whether a quorum is present. Accordingly, an abstention will have the same effect as a vote against Proposal 1.

Proposal 2 requires the affirmative vote of the holders of a majority of the shares of Common Stock present and voting at the Special Meeting on the proposal. An abstention will have no effect on Proposal 2.

How will shares held in “street name” be voted?

If your shares are held in “street name” through a brokerage firm, bank, or other nominee, you will receive a voting instruction form from such holder asking you how your shares should be voted at the Special Meeting. The rules of the New York Stock Exchange determine whether matters presented are “routine,” in which case nominees can vote in their discretion without the instruction of the beneficial holders, or “non–routine,” in which case nominees cannot vote without the instruction of the beneficial holders. The Proposals are considered “routine” matters, so that nominees will have the discretion to vote on these matters without any instructions from the beneficial owner. Accordingly, unless you direct your nominee how you wish your shares to be voted, your nominee may vote the shares, or may abstain from voting your shares, in its discretion.

Can I dissent or exercise rights of appraisal?

Neither Delaware law nor MGT’s governing documents provide stockholders with dissenters’ or appraisal rights in connection with the Proposal.

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How will proxies be solicited and who pays for this proxy solicitation?

The Company will bear the entire cost of solicitation, including the preparation, printing and mailing of this Proxy Statement, the proxy card and any additional solicitation materials furnished to the stockholders. In addition to soliciting proxies by mail, our officers, directors, and employees, without receiving any additional compensation, may solicit proxies by telephone, fax, in person, or by other means. Copies of solicitation materials will be furnished to brokerage houses, banks and other nominees holding shares in their names that are beneficially owned by others so that they may forward the solicitation materials to such beneficial owners and we will reimburse such brokerage firms, banks or other nominees for reasonable out-of-pocket expenses incurred by them in connection therewith.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as “householding.”

Brokers may be householding our proxy materials. A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in householding.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker or (2) contact Investor Relations by telephone at (919) 973–0954. Stockholders who receive multiple copies of the proxy statement or annual report at their address and would like to request householding of their communications should contact their broker or the Company at 512 S. Magnum Street, Suite 408 Durham, NC 27701, or 914–630–7430. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Proxy Statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Where can I access this Proxy Statement online?

The Proxy Statement and related materials are available online at www.proxyvote.com.

Special Note Regarding Forward–Looking Statements

This Proxy Statement may contain “forward–looking statements” and information relating to our business that are based on our beliefs as well as assumptions made by us or based upon information currently available to us. When used in this Proxy Statement, the words anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “should” and similar expressions are intended to identify forward–looking statements. These statements reflect our current views and assumptions with respect to future events and are subject to risks and uncertainties. Actual and future results and trends could differ materially from those set forth in such statements due to various factors. These forward–looking statements speak only as of the date of this Proxy Statement. Subject at all times to relevant securities law disclosure requirements, we expressly disclaim any obligation or undertaking to disseminate any update or revisions to any forward–looking statement contained herein to reflect any change in our expectations with regard thereto or any changes in events, conditions or circumstances on which any such statement is based. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward–looking statements.

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Proposal No. 1

TO APPROVE AN AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY’S AUTHORIZED COMMON STOCK FROM 125,000,000 SHARES TO 2,500,000,000 SHARES.

At the Special Meeting, the stockholders will be requested to approve an amendment to the Company’s Restated Certificate of Incorporation to increase the authorized common stock of the Company, par value $0.001 per share, from 125,000,000 shares to 2,500,000,000 shares.

If Proposal No. 1 is approved, the Company intends to file promptly a Certificate of Amendment to our Restated Certificate of Incorporation reflecting the increase in our authorized Common Stock, substantially in the form of Appendix A, with the Delaware Secretary of State.

Reasons for the Increase in Authorized Shares

The purpose of the increase in the number of authorized shares of our Common Stock is to make shares available for a variety of corporate purposes, including acquisitions, equity financings – including equity financings as may be necessary to make mandatory payments pursuant to the Company’s promissory notes - and grants of stock and stock options, issuance of warrants and convertible securities and other transactions in which the Company’s Board of Directors may determine that it is in the best interests of the Company and its stockholders to issue shares of Common Stock. Such shares may also be used for negotiated exchanges with holders of the Company’s promissory notes. No specific use of the additional shares of Common Stock is presently contemplated.

As of the date of the Proxy Statement, the Company has 118,112,807 shares of Common Stock outstanding. An additional 6,000,000 shares of Common Stock are issuable upon the exercise of outstanding stock options and 5,460,000 shares of Common Stock are issuable upon the exercise of outstanding warrants to acquire Common Stock. Under the Company’s 2016 Stock Option Plan, grants of shares or options to acquire an additional 2,288,086 shares of Common Stock may be awarded. If all outstanding stock options and warrants were exercised, the Company would have insufficient authorized but unissued shares of Common Stock to accommodate all such exercises, and could be in breach of its contractual obligations under the relevant instruments. Such breaches may also require the Company to record on its December 31, 2018 balance sheet a liability that would decrease stockholders’ equity in an amount presently estimated by the Company to be approximately $687,000. By increasing the authorized number of shares of Common Stock, the Company will have sufficient authorized but unissued shares to honor the exercise of all outstanding stock options and warrants. The Company believes, moreover, that if the increase in authorized shares were approved at the Special Meeting, prior to the issuance of its 2018 financial statements, it would not be required to record a liability on its December 31, 2018 balance sheet related to the lack of authorized shares.

Importantly, an increase in the number of authorized shares of our Common Stock would allow shares available for equity financings. Without an increase in the number of authorized shares of Common Stock, the Company may be unable to raise capital at reasonable terms, if at all. Such failure to raise capital may render the Company insolvent and unable to pay its obligations as they come due.

Effects of the Increase in Authorized Shares

If Proposal No. 1 is approved, the authorized shares of Common Stock will be increased from 125,000,000 shares to 2,500,000,000 shares.

The rights and preferences of the shares of Common Stock prior and subsequent to the increase in the Company’s authorized capital will remain the same. It is not anticipated that the Company’s financial condition, management’s percentage ownership, the number of stockholders, or any aspect of the Company’s business will materially change as a result of the Authorized Capital Increase. The increase in authorized shares will not affect any stockholder’s percentage ownership interest in the Company or proportionate voting power.

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The Company’s Common Stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”). The proposed increase in the Company’s authorized capital will not affect the registration of the Common Stock under the Exchange Act or the Company’s obligation to file reports and other documents with the Securities and Exchange Commission, as required pursuant to the rules and regulations under the Exchange Act.

However, while the increase in authorized shares will not have an immediate effect on the rights of existing stockholders, it may have a dilutive effect on the Company’s existing stockholders if additional shares are issued.

Anti-Takeover Effects

The increase in the number of authorized but unissued Common Stock will have an “anti-takeover effect” by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our Restated Certificate of Incorporation or Bylaws. The increased number of available authorized but unissued shares would give the Company’s management more flexibility to resist or impede a third party takeover bid that provides an above market premium that is favored by a majority of the unaffiliated stockholders. However, the Company has no current intent or plan to employ the additional shares as an anti-takeover device.

Vote Required

The approval of Proposal No. 1 requires the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Special Meeting.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE INCREASE IN AUTHORIZED CAPITAL STOCK.

Accordingly, the Board unanimously recommends that stockholders vote “FOR” Proposal 1.

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Proposal no. 2

TO AUTHORIZE THE CHAIRMAN OF THE SPECIAL MEETING TO ADJOURN THE MEETING TO A LATER DATE OR DATES TO ALLOW FURTHER SOLICITATION IN THE EVENT THERE ARE INSUFFICIENT VOTES FOR APPROVAL OF PROPOSAL NO. 1.

Reason for the Proposal

If approved, Proposal No. 2 would allow the chairman of the Special Meeting to adjourn the meeting to a later date or dates to allow the Company’s management additional time to solicit votes to approve Proposal No. 1.

Proposal No. 1 requires for approval the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. If a quorum is present and Proposal No. 2 is approved, but the Company has not received the requisite vote for approval of Proposal No. 1, the chairman of the Special Meeting will be authorized to adjourn the meeting, on one or more occasions, so that the Company may solicit additional votes in favor of Proposal No. 1.

Consequences if Proposal No. 2 is Not Approved

If stockholders do not approve Proposal No. 2, the chairman of the Special Meeting will not have the authority to adjourn the Special Meeting to allow the Company’s management additional time to solicit votes to approve Proposal No. 1. The chairman would retain the authority to adjourn the meeting for another reason that is not reasonably foreseeable a reasonable time prior to the meeting pursuant to general proxy authority or as otherwise permitted by law.

Vote Required

The approval of Proposal No. 2 requires the affirmative vote of the holders of a majority of shares of Common Stock present, in person or by proxy, and voting at the Special Meeting on the proposal. If a quorum is present at the meeting, a stockholder’s failure to vote, or a vote to abstain, will have no effect on the vote to approve Proposal No. 2.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 2.

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Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management

The following tables set forth certain information regarding beneficial ownership of the Common stock as of the Record Date, of:

●	Each person serving as a director or executive officer of the Company;

●	All executive officers and directors of the Company as a group; and

●	All persons who, to our knowledge, beneficially own more than five percent of the common stock.

“Beneficial ownership” here means direct or indirect voting or investment power over outstanding stock and stock which a person has the right to acquire now or within 60 days after February 4, 2019. See the accompanying footnotes to the tables below for more detailed explanations of the holdings. Except as noted, to our knowledge, the persons named in the tables beneficially own and have sole voting and investment power over all shares listed.

Percentage beneficially owned is based upon 118,112,807 shares of Common Stock issued and outstanding as of January 24, 2019.

Each share of Common Stock has one vote per share of Common Stock held.

	COMMON STOCK
Name	Beneficial Ownership Amount	% of Beneficial Ownership Amount
Current Directors and Officers(1)
Robert B. Ladd(2)	1,773,334	1.50%
Robert S Lowrey(3)	1,000,000	0.85%
Steven Schaeffer(4)	440,000	0.37%
H. Robert Holmes	702,819	0.60%
Michael Onghai	586,000	0.50%
All directors and executive officers	4,502,153	3.81%
(persons)

(1)	Unless otherwise noted, the addresses for the above persons are in care of the Company at 512 S. Mangum Street, Suite 408, Durham, NC 27701.

(2)	Includes 600,000 shares of restricted stock that vest 200,000 shares on April 1, 2019; 200,000 shares on October 1, 2019; and 200,000 shares on April 1, 2020, subject to the terms of Mr. Ladd’s employment agreement, as amended.

(3)	Includes 750,000 unvested shares of restricted stock that vest in equal installments of one-third each on March 8, 2019, September 8, 2019, and March 8, 2020 and 250,000 unvested shares of restricted stock that vest in equal installments of one-third each on January 31, 2019, July 31, 2019 and January 1, 2020, subject to the terms of Mr. Lowrey’s employment agreement.

(4)	Includes 440,000 shares of restricted stock which vest 90,000 shares on February 15, 2019 and 350,000 shares on August 15, 2019, subject to the terms of Mr. Schaeffer’s employment agreement.

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Description of Capital Stock

We have authorized capital stock consisting of 125,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, $0.001 par value per share (“Preferred Stock”). As of the date of this Proxy Statement, there are 118,112,807 shares of Common Stock outstanding and no shares of Preferred Stock outstanding.

The following description of our capital stock is a summary only and is subject to applicable provisions of the Delaware General Corporations Law, and our Restated Certificate of Incorporation and Bylaws, each as amended from time to time.

Common Stock

Each holder of Common Stock has the right to one vote for each share of Common Stock registered in the holder’s name on the books of the Company with respect to all matters submitted to a vote of stockholders. The holders of our Common Stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of legally available funds. Upon liquidation, dissolution or winding-up, the holders of our Common Stock are entitled to share ratably in all assets that are legally available for distribution. The holders of our Common Stock have no preemptive, subscription, redemption or conversion rights.

The rights, preferences and privileges of holders of our Common Stock are subject to, and may be adversely affected by, the rights of the holders of any series of preferred stock, which may be designated solely by action of the Board of Directors and issued in the future. Holders of Common Stock are entitled to such dividends as may be declared by the Board of Directors from time to time, provided that required dividends, if any, on Preferred Stock have been paid or provided for. In the event of the liquidation, dissolution, or winding up, whether voluntary or involuntary, of the Company, the assets of the Company available for distribution to stockholders, remaining after the payment to holders of Preferred Stock of the amounts, if any, to which they are entitled, will be distributed pro rata to the holders of Common Stock.

Our common stock is quoted on the OTCQB marketplace under the ticker symbol “MGTI.”

Preferred Stock

The shares of Preferred Stock may be divided and issued from time to time in one or more classes and/or series within any class or classes as may be determined by the Board of Directors of the Company, each such class or series to be distinctly designated and to consist of the number of shares determined by the Board of Directors. The Board of Directors is vested with authority to adopt resolutions with respect to any unissued and/or treasury shares of Preferred Stock to issue the shares, to fix the number of shares constituting any class or series, and to provide for the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions, if any, of Preferred Stock, and each class or series thereof, in each case without approval of the stockholders.

The number of shares, voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions, if any, of any class or series of Preferred Stock which may be designated by the Board of Directors may differ from those of any and all other class or series at any time outstanding.

Other Matters

As of the date of this Proxy Statement, the Board of Directors does not intend to present at the Special Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

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Where You Can Find More Information

The Company is subject to the informational requirements of the Exchange Act and files reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”). The public may read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330. The statements and forms that the Company files with the SEC have been filed electronically and are available for viewing or copy on the SEC maintained Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC. The Internet address for this site can be found at: www.sec.gov.

Stockholder Proposals for the 2019 Annual Meeting

Our bylaws provide that, for matters to be properly brought before an annual meeting, business must be either (i) specified in the notice of annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the annual meeting by a stockholder.

Stockholder proposals intended for inclusion in our proxy statement relating to the next annual meeting in 2019 must be received within a reasonable time prior to the commencement of printing and sending proxy materials for the 2019 annual meeting. We have not yet set date for our next annual meeting, Any such proposal must comply with Rule 14a–8 of Regulation 14A of the proxy rules of the SEC.

Notice to us of a stockholder proposal, including director nominations, submitted otherwise than pursuant to Rule 14a–8 also will be considered untimely if received at our principal executive offices other than during the time period set forth below and will not be placed on the agenda for the meeting. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to our secretary. To be timely, a stockholder’s notice must be delivered to the secretary at our principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting and the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by us.

Special Meeting and Voting Information

Outstanding Voting Securities and Voting Rights

The subject class of securities to which this proxy statement relates is our Common Stock, $0.001 par value per share. Each share of Common Stock is entitles the holder thereof to one vote.

Record Date

Only stockholders of record at the close of business on the Record Date, January 24, 2019, are entitled to receive notice of and to vote at the Special Meeting or any adjournments or postponements thereof. As of the close of business on the Record Date, the Company had 118,112,807 shares of Common Stock outstanding and entitled to vote at the Special Meeting.

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Information Concerning Proxies; Revocation of Proxies

Sending in a signed proxy will not affect your right to attend the Special Meeting and vote in person. All proxies which are properly completed, signed and returned to us prior to the Special Meeting, and which have not been revoked, unless otherwise directed by you, will be voted in accordance with the recommendations of the Board of Directors set forth in this proxy statement. You may revoke your proxy at any time before it is voted either by (i) filing with the Secretary of the Company, at its principal executive offices, 512 S. Mangum Street, Suite 408, Durham, NC 27701, a written notice of revocation or a duly executed proxy bearing a later date, or (ii) by attending the Special Meeting and voting your shares in person.

If you hold your shares in “street name” through a brokerage firm, bank or other nominee, you must follow the instructions of your nominee in order to revoke your proxy.

Solicitation of Proxies

The expenses of this solicitation will be paid by the Company. To the extent necessary to ensure sufficient representation at the Special Meeting, proxies may be solicited by any appropriate means by officers, directors and regular employees of the Company, who will receive no additional compensation therefor. The Company has retained Okapi Partners LLC to solicit proxies for the Special Meeting and will pay Okapi Partners an initial fee of $10,000 and additional fees to be determined at the conclusion of the solicitation plus reimbursement of out-of-pocket expenses. The Company will pay persons holding Common Stock in their names or in the names of their nominees, but not owning such stock beneficially (such as brokerage firms, banks and other nominees), for the reasonable expense of forwarding soliciting material to their principals.

Quorum and Certain Voting Matters

A majority of the outstanding shares of Common Stock must be represented in person or by proxy at the Special Meeting in order to constitute a quorum for the transaction of business. There is no cumulative voting. Abstentions will be treated as Common Stock present and entitled to vote for purposes of determining the presence of a quorum.

The affirmative vote of holders of a majority of all shares of Common Stock issued and outstanding and entitled to vote at the Special Meeting will be required to approve Proposal No. 1, to increase the number of authorized shares of Common Stock. The affirmative vote of the holders of a majority of the shares present, in person or by proxy, and voting at the Special Meeting on the proposal is required to approve Proposal No. 2, to authorize the chairman to adjourn the Special Meeting to solicit additional votes on the other Proposals.

The executive officers and directors of the Company and certain of their affiliates, who together own or vote approximately 3.81% of the voting power of the shares outstanding and entitled to vote, have indicated they will vote in favor of the Proposal.

Under Delaware law, a proxy marked “ABSTAIN” is not considered a vote cast. Accordingly, an abstention will have the effect of a vote against Proposal No. 1, but will have no effect on the vote to approve Proposal No. 2.

Each of Proposal No. 1 and Proposal No. 2 is considered “routine” under the rules of the New York Stock Exchange, so that brokerage firms, banks and other nominees that do not receive voting instructions from their clients may vote the shares of Common Stock held for the account of their clients in their discretion on these proposals.

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Voting of Proxies

Shares represented by properly executed proxies will be voted at the Special Meeting in accordance with the instructions specified thereon. If no instructions are specified, the shares represented by any properly executed proxy will be voted “FOR” each of Proposal No. 1 and Proposal No. 2.

Adjournment or Postponement

If Proposal No. 2 is approved, the chairman of the Special Meeting will be authorized to adjourn the meeting to a later date or dates to allow the Company’s management additional time to solicit votes to approve Proposal No. 1.

The Special Meeting may otherwise be adjourned or postponed to the extent permitted by law. Any adjournment may be made without notice, other than by an announcement made at the Special Meeting. The favorable vote of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote on the adjournment proposal, may adjourn the Special Meeting.

Any adjournment or postponement of the Special Meeting will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned or postponed.

STOCKHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR VOTE IS IMPORTANT.

MGT Capital Investments, Inc.

/s/ Robert S. Lowrey
Robert S. Lowrey
Chief Financial Officer
February 4, 2019

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Appendix A

Certificate of Amendment
of
Restated Certificate of Incorporation
of MGT Capital Investments, Inc.

MGT Capital Investments, Inc., organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: That the Board of Directors of MGT Capital Investments, Inc. adopted a proposed amendment of the Restated Certificate of Incorporation of said corporation to effect an increase of authorized capital stock, as more completely set forth below, declaring said amendment to be advisable.

The proposed amendment reads as follows:

The first paragraph of Article IV of the Restated Certificate of Incorporation is hereby amended and restated as following:

“The Board of Directors of the Corporation has the authority to establish more than one class or series of shares and to set the relative rights and preferences of any such different class or series. The total authorized number of shares of the Corporation is 2,510,000,000 shares, divided into 2,500,000,000 shares of common stock, par value $0.001 per share (“Common Stock”) and 10,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”), as more fully described below:”

SECOND: That, pursuant to a resolution of its Board of Directors, a special meeting of the stockholders of MGT Capital Investments, Inc. was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of granting the Board of Directors the authority to amend the Restated Certificate of Incorporation to increase the authorized shares of the Company’s Common Stock, as aforesaid.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the said corporation has caused this certificate to be signed on this __ day of ________________, 2019.

MGT CAPITAL INVESTMENTS, INC.

By:
Name:
Title:

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Form of Proxy

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

		FOR	AGAINST	ABSTAIN

1.	To authorize the Board of Directors to amend the Company’s Restated Certificate of Incorporation to increase the Company’s authorized common stock from 125,000,000 shares to 2,500,000,000.	[ ]	[ ]	[ ]

2.	To authorize the chairman of the Special Meeting to adjourn the meeting to a later date or dates to allow further solicitation in the event there are insufficient votes to approve Proposal 1.	[ ]	[ ]	[ ]

And to transact any other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors recommends you vote FOR Proposals 1 and 2.

For address change/comments, mark here.	[ ]

	YES	NO

Please indicate if you plan to attend this meeting.	[ ]	[ ]

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature	Date	Signature	Date

16

MGT CAPITAL INVESTMENTS, INC.
Special Meeting of Stockholders
February 27, 2019 10:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoints Robert Lowrey and H. Robert Holmes, and each of them acting separately, as proxy with the power to appoint (his/her) substitute, and hereby authorizes them, and each of them acting singly, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of MGT CAPITAL INVESTMENTS, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of stockholder(s) to be held at 10:00 AM, EST on February 27, 2019, at the offices of MGT Capital Investments, Inc., 512 S. Mangum Street, Suite 408, Durham, NC 27701, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Address change/comments: